Exhibit 10.1

AMENDMENT NO. 1 dated as of April 17, 2014 (this “Amendment”), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 21, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and BANK OF AMERICA, N.A. and WELLS FARGO BANK, N.A., as Co-Syndication Agents, and to the Guarantee Agreement and the Security Agreement referenced therein. Defined terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower has requested that certain provisions of the Credit Agreement and the Guarantee Agreement and the Security Agreement referred to therein be amended as set forth herein; and
WHEREAS the undersigned are willing to amend such provisions of the Credit Agreement, the Guarantee Agreement and the Security Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Section 1.01.
(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:
(i) “2014 Notes Amount” means, at any time, an amount equal to the aggregate principal amount of the 2014 Notes then outstanding.
(ii) “Amendment No. 1 Effective Date” means April 17, 2014.
(iii) “Blocked Person” means any Person that is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the U.S. Department of the Treasury.
(iv) “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

(v) “Excluded Swap Guarantor” means any Loan Party (other than the Borrower) all or a portion of whose Guarantee of, or grant of a security interest to secure, any Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).
(vi) “Excluded Swap Obligations” means, with respect to any Loan Party (other than the Borrower), any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
(vii) “Specified Swap Obligation” means, with respect to any Loan Party (other than the Borrower), an obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of §1a(47) of the Commodity Exchange Act.
(b) The definition of the term “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, less (d) on and after the Amendment No. 1 Effective Date, the 2014 Notes Amount at such time; provided that, with respect to any Borrowing the proceeds of which are to be used to repay, discharge or defease the 2014 Notes, the 2014 Notes Amount shall be deemed to be reduced, concurrently with the making of such Borrowing (so long as, at the time of such Borrowing, written notice has been provided to the Administrative Agent of such proposed use of the proceeds of such Borrowing), by the principal amount of the 2014 Notes to be so repaid, discharged or defeased with the proceeds of such Borrowing” immediately following clause (c) of the first sentence of such definition.
(c) The definition of the term “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Maturity Date” means the Original Maturity Date.”
(d) The definition of the term “Secured Obligations” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:
“Notwithstanding the foregoing, in the case of any Excluded Swap Guarantor, “Secured Obligations” shall not include Excluded Swap Obligations of such Excluded Swap Guarantor.”
(e) Section 1.01 of the Credit Agreement is hereby amended by deleting, in their entirety, each of the following definitions: “2014 Notes Event”; “Early Maturity Date”; and “Liquidity Amount”.
SECTION 2. Addition of a New Section 3.15. Article III of the Credit Agreement is hereby amended by adding the following new Section 3.15:
“SECTION 3.15. Anti-Terrorism Laws; Anti-Corruption Laws. (a) To the extent applicable, the Borrower and each of the Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Act. No part of the proceeds of the Loans or any Letter of Credit will be used by the Borrower or any of the Subsidiaries, directly or, to the knowledge of the Borrower or any Subsidiary, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, if such use of proceeds or Letter of Credit (x) has, or would reasonably be expected to have, an adverse effect in any respect on the Administrative Agent, any Arranger or any Lender or any Affiliate of any of the foregoing or (y) has, or would reasonably be expected to have, an adverse effect, in any material respect, on the Borrower or any Subsidiary.
(b) None of the Borrower or any Subsidiary nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of the Borrower or any Subsidiary, (i) is a Blocked Person or (ii) is currently the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department; and none of the Borrower or any Subsidiary will directly, or, to the knowledge of the Borrower or any Subsidiary, indirectly, unlawfully use the proceeds of the Loans or any Letter of Credit for the purpose of financing the activities of any Person, or in any country or territory, that is, at the time of such use, the target of, or whose government is the target of, any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, if such use of proceeds or Letter of Credit (x) has, or would reasonably be expected to have, an adverse effect in any respect on the Administrative Agent, any Arranger or any Lender or any Affiliate of any of the foregoing or (y) has, or would reasonably be expected to have, an adverse effect in any material respect on the Borrower or any Subsidiary.”
SECTION 3. Amendments to Section 5.01.
(a) Section 5.01(e) of the Credit Agreement is hereby amended by adding the following proviso immediately following the text “as the Administrative Agent may reasonably request” in such Section:
“; provided that not later than the date of any increase in the aggregate principal amount of the 2014 Notes (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver to the Administrative Agent an updated Borrowing Base Certificate as of the last day of the preceding calendar month reflecting such increase in the aggregate principal amount of the 2014 Notes (it being understood and agreed that, in connection with any such delivery of an updated Borrowing Base Certificate pursuant to this proviso, the Borrower shall not be required to re-deliver the Borrowing Base Supplemental Documentation required pursuant to clause (f) of this Section 5.01)”
(b) Section 5.01 of the Credit Agreement is further amended by (i) deleting the text “and” at the end of clause (i) of such Section, (ii) replacing the period at the end of clause (j) of such Section with the text “; and”, and (iii) adding the following new clause (k) at the end of such Section:
“(k) concurrently with the repayment, discharge or defeasence of the 2014 Notes with the proceeds of a Borrowing that resulted in a deemed reduction of the 2014 Notes

Amount pursuant to the proviso to clause (d) of the definition of the term “Borrowing Base”, written notice of the aggregate principal amount of the 2014 Notes so repaid, discharged or defeased.”
SECTION 4. Amendment to Section 5.09. Section 5.09 of the Credit Agreement is hereby amended by adding the following sentences at the end of such Section:
“None of the Borrower or any Subsidiary will use the proceeds of any Loan or any Letter of Credit in violation of the representation set forth in Section 3.15. Furthermore, the Borrower shall use the proceeds of any Borrowing that results in a deemed reduction of the 2014 Notes Amount pursuant to the proviso to clause (d) of the definition of the term “Borrowing Base” solely for the purpose of repaying, discharging or defeasing the 2014 Notes not later than three Business Days after the date of such Borrowing.”
SECTION 5. Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby replaced in its entirety with Exhibit B to this Amendment.
SECTION 6. Amendment to Guarantee Agreement.
(a) The Guarantee Agreement is hereby amended by adding the following new Section 2.07:
“SECTION 2.07. Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor that would otherwise not be an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder to honor all of its obligations under this Agreement in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07 or otherwise under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until the indefeasible payment in full in cash of all the Secured Obligations. Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act. For purposes hereof, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee becomes or would become effective with respect to such Specified Swap Obligation and each other Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by guaranteeing or entering into a keepwell in respect of obligations of such other person under Section la(18)(A)(v)(II) of the Commodity Exchange Act.”
(b) Section 3.02 of the Guarantee Agreement is hereby amended by adding the following sentence at the end of such Section:

“Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a payment made to satisfy Secured Obligations constituting Specified Swap Obligations, only those Contributing Parties for whom such Specified Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire indemnified amount.”
SECTION 7. Amendment to Security Agreement. The Security Agreement is hereby amended by adding the following new Section 2.02:
“SECTION 2.07. Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Grantor that would otherwise not be an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder to honor all of its obligations under this Agreement in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.02 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.02 or otherwise under this Agreement voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.02 shall remain in full force and effect until the indefeasible payment in full in cash of all the Secured Obligations. Each Qualified ECP Guarantor intends that this Section 2.02 constitute, and this Section 2.02 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section la(18)(A)(v)(II) of the Commodity Exchange Act. For purposes hereof, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation and each other Loan Party that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by guaranteeing or entering into a keepwell in respect of obligations of such other person under Section la(18)(A)(v)(II) of the Commodity Exchange Act.”
SECTION 8. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent that this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 9. Effectiveness. This Amendment shall become effective as of the date first above written upon the satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each other Loan Party, each Lender and the Administrative Agent, (b) the Administrative Agent shall have received an updated version of the Borrowing Base Certificate most recently delivered to the Administrative Agent pursuant to Section 5.01(e) of the Credit Agreement prior to the date of this Amendment, calculating the Borrowing Base as of the last day of the applicable month after giving effect to the amendment to the definition of the term “Borrowing Base” set forth in Section 1(b) of this Amendment, (c) without limiting Section 13 below, the Administrative Agent shall have received payment of all previously invoiced reasonable out-of-pocket expenses required to be paid or reimbursed by the Borrower pursuant to the Credit Agreement or this Amendment in connection with the preparation, negotiation and execution of this Amendment, (d) other than the representation and warranty set forth in Section 3.04(b) of the Credit Agreement, the representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects on and as of the date first written above, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct, or shall be true and correct in all material respects, as the case may be, as of such earlier date) and (e) no Default shall have occurred and be continuing at the time of and immediately after giving effect to the Amendment.
SECTION 10. Loan Documents. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement, the Guarantee Agreement and the Security Agreement shall mean the Credit Agreement, the Guarantee Agreement and the Security Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 11. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 12. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, each Lender and the Administrative Agent.
SECTION 13. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 14. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION,
By
/s/ Matthew F. Hilzinger
Name:Matthew F. Hilzinger
Title: Executive Vice President and Chief Financial Officer

UNITED STATES GYPSUM COMPANY,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President and Assistant Treasurer

USG INTERIORS, LLC,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President and Assistant Treasurer

L & W SUPPLY CORPORATION,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President and Assistant Treasurer

CALIFORNIA WHOLESALE MATERIAL SUPPLY, LLC,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President and Assistant Treasurer

LIVONIA BUILDING MATERIALS, LLC,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President and Assistant Treasurer

USG FOREIGN INVESTMENTS, LTD.,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President and Assistant Treasurer

OTSEGO PAPER, INC.,
By
/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title:Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By
/s/ Peter S. Predun
Name: Peter S. Predun
Title:Executive Director

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF April 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
Bank of America, N.A.

By /s/ Michael Fine
Name: Michael Fine
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
State of California Public Employees’ Retirement System

By /s/ Mike Claybar
Name: Mike Claybar
Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
Citibank, N.A., as Lender

By /s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Vice President

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
GOLDMAN SACHS LENDING PARTNERS LLC

By /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
MORGAN STANLEY BANK, N.A.

By /s/ John Durland
Name: John Durland
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
Royal Bank of Canada

By /s/ Raja Khanna
Name: Raja Khanna
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
The Northern Trust Company

By /s/ Olga Georgiev
Name: Olga Georgiev
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
UBS AG, Stamford Branch

By /s/ Lana Gifas
Name: Lana Gifas
Title: Director
Banking Products Services, US

For Institutions requiring a second signature:

By /s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director
Banking Products Services, US

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
U.S. Bank, N.A.

By /s/ Lawrence E Ridgway
Name: Lawrence E Ridgway
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT No. 1 DATED AS OF APRIL 17, 2014, TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 21, 2010, AMONG USG CORPORATION, AS BORROWER, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, AND BANK OF AMERICA, N.A. AND WELLS FARGO BANK, N.A., AS CO-SYNDICATION AGENTS

Name of Institution:
Wells Fargo Bank, National Association

By /s/ John Brady
Name: John Brady
Title: Managing Director